COLUMBIA FUNDS SERIES TRUST I

COLUMBIA TECHNOLOGY FUND

(the “Fund”)

Supplement dated March 1, 2013 to the

Fund’s prospectus dated January 1, 2013

The Joint Special Meeting of Shareholders held on February 27, 2013, to consider a proposal to change the Fund’s fundamental policy regarding concentration to provide that the Fund will, under normal market conditions, invest at least 25% of its total assets in securities of companies in the technology and related group of industries and to consider a proposal to change the classification of the Fund from a “diversified” fund to a “non-diversified” fund, as such terms are defined in the Investment Company Act of 1940, was adjourned to 10 a.m. (Eastern Time) on April 10, 2013 at 225 Franklin Street (Room 3200 on the 32nd floor), Boston, Massachusetts 02110. The adjournment will provide additional time for further solicitation of these proposals.

Shareholders should retain this Supplement for future reference.

C-1646-2 A (2/13)